UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

                                    Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant       ☒
Filed by a Party Other than the Registrant    ☐

Check the appropriate box:

☒  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

SECURITY CAPITAL ASSURANCE LTD
————————————————————————————————
(Name of Registrant as Specified In Its Charter)

Not Applicable
————————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: _____________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies: _____________________________________________________________________________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):
_____________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: _____________________________________________________________________________________________

(5)	Total fee paid: _____________________________________________________________________________________________

☐   Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: _____________________________________________________________________________________________

(2)	Form, Schedule or Registration No.: _____________________________________________________________________________________________

(3)	Filing Party: _____________________________________________________________________________________________

(4)	Date Filed: _____________________________________________________________________________________________

SECURITY CAPITAL ASSURANCE LTD
A.S. Cooper Building
26 Reid Street, 4th Floor
Hamilton HM 11, Bermuda
________________________

NOTICE OF SPECIAL GENERAL MEETING OF HOLDERS OF COMMON SHARES
TO BE HELD ON NOVEMBER 6, 2007
________________________

October [9], 2007

TO THE HOLDERS OF COMMON SHARES OF SECURITY CAPITAL ASSURANCE LTD:

Notice is hereby given that a Special General Meeting of holders (the “Shareholders”) of Common Shares of Security Capital Assurance Ltd (the “Company”) will be held at [A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda], on Tuesday, November 6, 2007 at 8:00 a.m. local time for the following purposes:

1.	To approve changing the name of the Company from Security Capital Assurance Ltd to Syncora Holdings Ltd; and

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only Shareholders of record, as shown by the transfer books of the Company at the close of business on October 1, 2007, are entitled to receive notice of and to vote at the Special General Meeting.

PLEASE VOTE YOUR PROXY BY TELEPHONE, INTERNET OR MAIL AS DIRECTED ON THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.  IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.  YOUR SHARES WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED IN THE PROXY STATEMENT.  IF NO INSTRUCTION IS GIVEN, YOUR SHARES WILL BE VOTED “FOR” ITEM 1 IN THE PROXY.

By Order of the Board of Directors,

Kirstin Romann Gould
Secretary

SECURITY CAPITAL ASSURANCE LTD
A.S. Cooper Building
26 Reid Street, 4th Floor
Hamilton HM 11, Bermuda
________________________

PROXY STATEMENT
FOR
THE SPECIAL GENERAL MEETING OF HOLDERS OF COMMON SHARES
TO BE HELD ON NOVEMBER 6, 2007
________________________

The accompanying proxy is solicited by the Board of Directors of Security Capital Assurance Ltd (the “Company” or “SCA”) to be voted at the Special General Meeting of holders (the “Shareholders”) of the Company’s Common Shares (the “Shares”) to be held on November 6, 2007 and any adjournments thereof.

When such proxy is properly executed and returned, the Shares of the Company it represents will be voted at the meeting changing the name of the Company from Security Capital Assurance Ltd to Syncora Holdings Ltd.

Any Shareholder giving a proxy has the power to revoke it prior to its exercise by giving notice of such revocation to the Secretary of the Company in writing at Security Capital Assurance Ltd, A.S. Cooper Building, 26 Reid Street, Floor, Hamilton HM 11, Bermuda, by attending and voting in person at the Special General Meeting or by executing a subsequent proxy, provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken.

Shareholders of record as of the close of business on October 1, 2007 will be entitled to vote at the Special General Meeting.  As of October 1, 2007, there were [65,298,275] outstanding Shares entitled to vote at the Special General Meeting, with each Share entitling the holder of record thereof to one vote at the Special General Meeting.

This Proxy Statement, the attached Notice of Special General Meeting and the accompanying proxy card are first being mailed to Shareholders on or about October [9], 2007.  The Company knows of no specific matter to be brought before the Special General Meeting that is not referred to in the Notice of Meeting.  If any such matter comes before the Special General Meeting, including any Shareholder proposal properly made, the proxy holders will vote proxies in accordance with their judgment.

None of the Company’s officers, directors or any of their associates has a substantial interest in the matter to be acted upon at the Special General Meeting other than as a Shareholder of the Company.

Changing the name of the Company as referred to above, requires the affirmative vote of a majority of the votes cast on such proposal at the Special General Meeting, provided there is a quorum (consisting of two or more Shareholders present in person and representing in person or by proxy shares representing at least fifty percent (50%) of the issued and outstanding Shares entitled to vote at the Special General Meeting).  Shares owned by Shareholders electing to abstain from voting with respect to any proposal and “broker non-votes” will be counted towards the presence of a quorum but will not be considered present and voting with respect to the matter to be voted upon at the Special General Meeting.  Therefore, abstentions and “broker non-votes” will have no effect on the outcome of the matter to be voted upon at the Special General Meeting.

BENEFICIAL OWNERSHIP

The following table sets forth certain information with respect to each person or group that, as of October 1, 2007 was, to the Company’s knowledge, the beneficial owner of more than 5% of the Company’s outstanding Shares.  There were [65,298,275] Shares outstanding as of October 1, 2007.  The table is based upon information contained in filings with the Securities and Exchange Commission (the “SEC”).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

XL Insurance (Bermuda) Ltd	[•]	[•]%
XL House
One Bermudiana Road
Hamilton HM 11
Bermuda

(1)
Each Share has one vote, except that pursuant to the Amended and Restated Bye-laws of the Company (the “Amended and Restated Bye-laws”):

(I)  if and for so long as (and whenever) the votes of a Shareholder, including any votes conferred by Controlled Shares (as hereinafter defined), would otherwise represent more than 9.5% of the aggregate voting power of all Shares entitled to vote on a matter, including an election of Directors, the votes conferred by such Shares are reduced by whatever amount is necessary such that after giving effect to any such reduction (and any other reductions in voting power required by the Company’s Amended and Restated Bye-laws), the votes conferred by such Shares shall represent 9.5% of the aggregate voting power of all Shares of the Company entitled to vote on such matter; provided, however, that, except as provided in the final sentence of this paragraph, no such reduction in votes shall occur with respect to (i) Shares held by any member of the XL Group (as defined below) or (ii) Shares transferred by the XL Group to any person that is not a member of the XL Group in a transaction not registered under the Securities Act of 1933, as amended (the “Securities Act”) (or exempt from registration pursuant to Rule 144 of the Securities Act or any successor provision thereof) and, upon the consummation of such transfer, any Shares previously held or subsequently acquired by such person (or an affiliate thereof), but, in each case, only for so long as such person (or an affiliate thereof) continues to hold such Shares (it being understood that this clause (ii) shall not apply to Shares transferred by such person (or an affiliate thereof) to any non-affiliate thereof).  “Controlled Shares” in reference to any person, means all Shares directly, indirectly or constructively owned by (i) such person as determined pursuant to Section 958 of the Internal Revenue Code of 1986, as amended) (the “Code”) and Treasury Regulations promulgated thereunder and under Section 957 of the Code (or the relevant successor provisions thereof) or (ii) a “group” of persons within the meaning of Section I3(d)(3) of the Exchange Act.  “XL Group” means XL Capital Ltd and its consolidated subsidiaries.  In the event that votes conferred by Shares held by the XL Group would otherwise represent more than 47.5% of the aggregate voting power of all Shares entitled to vote on a matter, additional provisions of the Bye-Laws will apply.

(II)  After having applied the provisions described in paragraph (I) above as best as they consider reasonably practicable, the Board of Directors may make such final adjustments to the aggregate number of votes conferred, directly or indirectly or by attribution, by the Controlled Shares of any person that they consider fair and reasonable under the circumstances to ensure that such votes represent 9.5%.  Such adjustments intended to implement the 9.5% limitation described in paragraph (I) shall be subject to the proviso contained in paragraph (I).

EQUITY SECURITIES OWNED BENEFICIALLY

[To be updated]

The following table sets forth certain information with respect to the beneficial ownership as of October 1, 2007 of the Company’s Shares and the Class A Ordinary Shares of XL Capital Ltd (“XL Capital Ordinary Shares”) by each Director and each named executive officer of the Company and all Directors and executive officers of the Company as a group.  The Shares are currently the only class of voting securities of the Company.  As of October 1, 2007, there were [65,298,275] Shares outstanding and [                 ] XL Capital Ordinary Shares outstanding.

Amount and Nature of Beneficial Ownership
	SCA Equity				XL Capital Equity (1)
Name of Beneficial Owner	Number of Shares	Exercisable Options	Total	Percent of Class	Number of Shares (2)	Exercisable Options	Total	Percent of Class
Michael P. Esposito, Jr.		-		*				*
Paul S. Giordano		-		*		-		*
Brian M. O’Hara	-	-	-	*				*
E. Grant Gibbons	-		-	*	-	-	-	*
Bruce G. Hannon		-		*	-	-	-	*
Mary R. Hennessy		-		*	-	-	-	*
Robert M. Lichten		-		*	-	-	-	*
Coleman D. Ross		-		*	-	-	-	*
Alan Z. Senter	-	-	-	*				*
David P. Shea		-		*		-		*
Edward B. Hubbard		-		*		-		*
T. Wynne Morriss, Jr.		-		*		-		*
Richard P. Heberton		-		*		-		*

Directors and executive officers of the Company as a group including those named above (17 persons in total)		-

*	Represents less than 1% of shares beneficially owned.
(1)
As XL Capital Ltd and its subsidiaries own approximately % of the Company’s outstanding Shares, the Company is reporting both the number of SCA Shares and the number of XL Capital Ordinary Shares beneficially held by its NEOs and Directors.

(2)	For Mr. O’Hara, this number includes XL Capital Ordinary Shares that Mr. O’Hara owns indirectly.

DETAILED BELOW IN ITEM I IS THE MATTER SCHEDULED TO BE VOTED ON AT THE SPECIAL GENERAL MEETING TO BE HELD ON NOVEMBER 6, 2007:

I.  CHANGE THE NAME OF THE COMPANY FROM SECURITY CAPITAL ASSURANCE LTD TO SYNCORA HOLDINGS LTD

The Board of Directors has unanimously approved, subject to Shareholder approval, changing the Company’s name to Syncora Holdings Ltd. The Board determined that, due to strategic considerations, it is in the best interest of the Company and its Shareholders to re-brand the business of the Company under the name “Syncora Holdings Ltd.”

The ticker symbol of the Company (SCA) will not change as a result of the proposed name change.

Shareholders will not be required to submit their stock certificates for exchange as a result of this proposed name change.  Following the effective date of the amendment changing the Company’s name, all new stock certificates issued by the Company will be overprinted with the Company’s new name.

If Shareholders approve the proposal at the Special General Meeting, the Company will implement the name change on or about January 7, 2008.

The Board of Directors recommends a vote FOR the proposal to change the name of the Company from Security Capital Assurance Ltd to Syncora Holdings Ltd.

Your Board of Directors recommends that Shareholders vote FOR the proposal to change the name of the Company.

II.  SHAREHOLDER PROPOSALS FOR 2008 ANNUAL GENERAL MEETING

Shareholder proposals intended for inclusion in the Proxy Statement for the 2008 Annual General Meeting should be submitted in accordance with the procedures prescribed by Rule 14a-8 promulgated under the Exchange Act and sent to the Company’s Secretary at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton HM 11, Bermuda.  Such proposals must be received by December 1, 2007.

In addition, a Shareholder may present a proposal at the 2008 Annual General Meeting other than pursuant to Rule 14a-8 promulgated under the Exchange Act.  Any such proposal will not be included in the Proxy Statement for the 2008 Annual General Meeting and must be received by the Company’s Secretary at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton, HM 11, Bermuda by January 4, 2008.  If any such proposal is not so received, such proposal will be deemed untimely and, therefore, the persons appointed by the Board of Directors as its proxies will have the right to exercise discretionary voting authority with respect to such proposal.

Pursuant to the Company’s Amended and Restated Bye-Laws, any Shareholder entitled to attend and vote at any Annual General Meeting may nominate persons for election as Directors if written notice of such Shareholder’s intent to nominate such persons is received by the Company’s Secretary at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton, HM 11, Bermuda not later than 120 days prior to the anniversary date of the immediately preceding Annual General Meeting.  Such notice must include the following information about the proposed nominee: (a) name and address of such person to be nominated, (b) a description of all arrangements or understandings between the Shareholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such Shareholder, (c) such other information regarding such nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under the Exchange Act; and (d) the consent of each nominee to serve as a Director of the Company, if elected.  Such notice must also include information on the Shareholder making the nomination, including such Shareholder’s name and address as it appears on the Company’s books, a representation that such Shareholder is a holder of record of Shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination and the class and number of Shares of the Company beneficially owned by such Shareholder.  The nomination of any person not made in compliance with the foregoing procedures shall be disregarded.

III. OTHER MATTERS

While management knows of no other matters to be brought before the Annual General Meeting, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote the proxy in accordance with their judgment on such matters.

Proxy Solicitation

The Company will bear the cost of this solicitation of proxies.  Proxies may be solicited by Directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation for such services.  In addition to the foregoing, the Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies for a fee of approximately $11,000 plus reasonable out-of-pocket expenses and disbursements.  Upon request, the Company will also reimburse brokers and others holding Shares in their names, or in the names of nominees, for forwarding proxy materials to their customers.

If you have any questions or needs with respect to voting your shares, please call our proxy solicitor, Georgeson & Company Inc., at (866) 274-2459.

As ordered,

Paul S. Giordano
President and Chief Executive Officer

PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
PLEASE DETACH PROXY CARD HERE
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SECURITY CAPITAL ASSURANCE LTD

 SPECIAL GENERAL MEETING OF HOLDERS OF COMMON SHARES
 TO BE HELD ON NOVEMBER 6, 2007

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P R O X Y
The undersigned holder of Common Shares of Security Capital Assurance Ltd hereby appoints [Paul S. Giordano], or failing him, [Kirstin Romann Gould], to be its proxy and to vote for the undersigned on all matters arising at the Special General Meeting of holders of Common Shares of Security Capital Assurance Ltd or any adjournment thereof, and to represent the undersigned at such meeting or any adjournment thereof to be held on November 6, 2007 in Hamilton, Bermuda.

The Common Shares represented hereby will be voted with the instructions contained herein. If no instruction is given, the Common Shares will be voted “FOR” Item 1 on the reverse hereof, all said items being fully described in the notice of such meeting, dated as of October [9], 2007, and the accompanying proxy statement, receipt of which are hereby acknowledged. The undersigned ratifies and confirms all that said proxies or their substitutes may lawfully do by virtue hereof.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
PLEASE DETACH PROXY CARD HERE
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☒ Please mark
     votes as in
     this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

1.	To approve changing the name of the Company from Security Capital Assurance Ltd to Syncora Holdings Ltd	FOR ☐	AGAINST ☐	ABSTAIN ☐

					Date,_______________________________________	2007

					_________________________________________________
					Signature(s)

					_________________________________________________
					Signature(s)

IMPORTANT: Please sign exactly as your name(s) appear(s) hereon. If you are acting as attorney-in-fact, corporate officer, or in a fiduciary capacity, please indicate the capacity in which you are signing.